Exhibit 99


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                     By:/s/ John R. Male
                                        ---------------------------------------
                                        Name:  John R. Male
                                        Title: Chairman of the Board and
                                               Chief Executive Officer


                                     By:/s/ C. Keith Swaney
                                        ---------------------------------------
                                        Name:   C. Keith Swaney
                                        Title:  President, Chief Operating
                                                Officer and Treasurer




Date: May 14, 2003